UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 23, 2007
COVANTA HOLDING CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-6732	95-6021257

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Lane Road Fairfield, New Jersey	07004

(Address of Principal Executive Offices)	(Zip Code)

(973) 882-9000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On January 23, 2007, Covanta Holding Corporation (the “Company”) issued a press release announcing the commencement of (a) its cash tender offers (the “Tender Offers”) for any and all of the following outstanding notes (collectively, the “Notes”) issued by indirect subsidiaries of the Company: (i) 8 1/2% Senior Secured Notes due 2010 issued by MSW Energy Holdings LLC and its wholly-owned subsidiary, MSW Energy Finance Co., Inc., (ii) 7 3/8% Senior Secured Notes due 2010 issued by MSW Energy Holdings II LLC and its wholly-owned subsidiary, MSW Energy Finance Co. II, Inc., and (iii) 6.26% Senior Notes due 2015 of Covanta ARC LLC; and (b) its solicitations (the “Solicitations”) related to the Tender Offers of the consents of the holders of each of the Notes to certain proposed amendments to the indentures governing such Notes. The Tender Offers and the Solicitations are being launched as part of the Company’s recapitalization, as separately announced by the Company on Friday, January 19, 2007. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference to this Item 8.01.
     On January 19, 2007, the Company filed with the Securities and Exchange Commission a Prospectus Supplement (the “Preliminary Prospectus Supplement”) dated January 19, 2007 to the Prospectus dated January 19, 2007 on its Registration Statement on Form S-3 (File No. 333-140082) that described its offering of $325,000,000 aggregate principal amount of senior convertible debentures due 2027 (the “Debentures”).
     Subsequent to the filing of the Company’s Preliminary Prospectus Supplement for its offering of the Debentures, Moody’s Investors Service (“Moody’s”) announced on January 22, 2007 that it had (1) assigned the Debentures a B1 issue rating, (2) reassigned the Corporate Family Rating to the Company from Covanta Energy Corporation, the Company’s subsidiary (“Covanta Energy”), while simultaneously raising this rating to Ba2, and (3) assigned a Ba2 rating to the proposed new senior secured first lien credit facilities (the “New Credit Facilities”) in the amount of $1.3 billion for Covanta Energy that the Company expects to enter into after the closing of the Company’s offerings. Moody’s also reassigned to the Company from Covanta Energy and affirmed its SGL-1 speculative grade liquidity rating. In addition, the Company incorrectly reported in its Preliminary Prospectus Supplement that the Debentures had been rated BB- by Standard & Poor’s Ratings Services (“S&P”). On January 22, 2007, S&P announced that it had (1) assigned the Debentures a B rating, (2) raised Covanta Energy’s current corporate credit rating to BB-, and (3) assigned a BB- rating to the proposed New Credit Facilities, with a “2” recovery rating. Both Moody’s and S&P indicated their outlook for the Company remains “stable.” A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each rating should be evaluated independently of any other rating.

Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired — Not Applicable

(b)	Pro Forma Financial Information — Not Applicable

(c)	Shell Company Transactions — Not Applicable

(d)	Exhibits

Exhibit No.	Exhibit

99.1	Press Release, dated January 23, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: January 24, 2007
COVANTA HOLDING CORPORATION
(Registrant)

By:	/s/ Timothy J. Simpson

Name:	Timothy J. Simpson
Title:	Senior Vice President, General Counsel and Secretary

COVANTA HOLDING CORPORATION
EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release, dated January 23, 2007